SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           September 25, 1997


FINANCIAL ASSET SECURITIES CORP.,
(as depositor under the Sale and Servicing Agreement, dated as of June 14, 1997, relating to the Mego Mortgage Home Loan Owner Trust 1997-3, Home Loan Asset Backed Notes and Certificates).

FINANCIAL ASSET SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

              Delaware                333-29381            06-1442101
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                     File Number)         Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                      06830
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:         (203) 625-2700

Item 5.        Other Events

               On behalf of Mego Mortgage Home Loan Owner
               Trust 1997-3, a Trust created pursuant to the Sale and Servicing Agreement, dated June 14,
               1997, by First Trust of New York, National
               Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated September 25, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters
               (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due August 25, 2023.

               A.     Monthly Report Information:
                      Aggregate distribution information for the current distribution date September 25, 1997.

                      Principal      Interest       Ending Balance

       Cede & Co      $946,416.34    $589,845.07    $102,363,735.49

               B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

               C.     Have any deficiencies occurred?   NO.
                             Date:
                             Amount:

               D.     Were any amounts paid or are any amounts payable
                      under the Certificate Guaranty Insurance Policy?   NO
                             Amount:

               E.     Are there any developments with respect to the
                      Certificate Insurance Guaranty Policy?      NONE.

               F.     Item 1: Legal Proceedings:           NONE

               G.     Item 2: Changes in Securities:       NONE

               H      Item 4: Submission of Matters to a Vote of
                      Certificatholders:  NONE

               I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

               1.     Monthly Distribution Report dated September 25, 1997.


             MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-3
             HOME LOAN ASSET BACKED NOTES
                                SERIES 1997-3


                   DISTRIBUTION STATEMENT
Distribution Date:   25-Sep-97

       Beginning                                            Ending
      Certificate   Principal    Interest      Total      Certificate
Class   Balance    DistributionDistribution Distribution    Balance

 A-1   32108512.83   946416.34   159396.47    1105812.81  31162096.49
 A-2   25700000.00        0.00   145847.50     145847.50  25700000.00
 A-3    6500000.00        0.00    38187.50      38187.50   6500000.00
 A-4    9451000.00        0.00    58202.41      58202.41   9451000.00
 M-1   16213000.00        0.00   101331.25     101331.25  16213000.00
 M-2    7584000.00        0.00    48474.40      48474.40   7584000.00
  B     5753639.00        0.00    38405.54      38405.54   5753639.00

Total 103310151.83   946416.34   589845.07    1536261.41 102363735.49

           AMOUNTS PER $1,000 UNIT                       PASS THROUGH

                                               Ending       Current
       Principal     Interest     Total     Certificate  Pass-Through
Class Distribution DistributionDistribution   Balance    Interest Rate
 A-1   28.33581856  4.77234940 33.10816796   932.9969009       5.7650%
 A-2    0.00000000  5.67500000  5.67500000  1000.0000000       6.8100%
 A-3    0.00000000  5.87500000  5.87500000  1000.0000000       7.0500%
 A-4    0.00000000  6.15833351  6.15833351  1000.0000000       7.3900%
 M-1    0.00000000  6.25000000  6.25000000  1000.0000000       7.5000%
 M-2    0.00000000  6.39166667  6.39166667  1000.0000000       7.6700%
  B     0.00000000  6.67499994  6.67499994  1000.0000000       8.0100%


                   Statement to Securityholders
     Sale and Servicing Agreement Dated June 14, 1997

i)   Collected Amount                                      1632577.27

ii)  Beginning Pool Principal Balance                    103999125.41
      Principal Collections on Non-Defaulted Loans          433446.47
      Principal Balance of Defaulted Loans                       0.00
      Ending Pool Principal Balance                      103565678.94


iii)  Class Factors                          Beginning      Ending
                               Class A-1      0.96133272   0.93299690
                               Class A-2      1.00000000   1.00000000
                               Class A-3      1.00000000   1.00000000
                               Class A-4      1.00000000   1.00000000
                               Class M-1      1.00000000   1.00000000
                               Class M-2      1.00000000   1.00000000
                               Class B        1.00000000   1.00000000

iv)  Interest from Mortgagors / Master Servicer            1199130.80
     Interest from Purchased Loans                               0.00
     Interest from Defaulted Mortgage Loans                      0.00
                                                           1199130.80


   Principal Collections (Regular Installments)             115164.53
   Principal Collections (Curtailments and Paid in Fulls)   318281.94
   Substitution Adjustment                                       0.00
   Principal from Defaulted Mortgage Loans                       0.00
                                                            433446.47

Total Payments                                             1632577.27


v)  Optimal Principal Balances:
          Senior                                                 0.00
          Class M-1                                              0.00
          Class M-2                                              0.00
          Class B                                                0.00

vi)  Amounts distributed to the Residual Instrument              0.00

vii)  Servicer Fee                                           86665.94
        Indenture Trustee Fee                                 2383.31
        Owner Trustee Fee                                      333.33
        Master Servicer Fee                                   6933.28
        Reimbursements to the Master Servicer                    0.00

viii)  LIBOR Information:                     Current        Next
                                 Original      Period       Period
Class A-1 Note Interest Rate       5.82750%      5.76500%     5.82750%
One-Month LIBOR                    5.68750%      5.62500%     5.68750%



ix)    Overcollateralization Amount                        1201943.45
         Overcollateralization Deficiency Amount           7166187.69
         Overcollateralization Target Amount               8368131.14
         Net Loan Losses                                         0.00
         Cumulative Net Loan Losses                              0.00
         Allocable Loss Amount                                   0.00
         Excess Spread                                      512969.87


x)  Weighted Average Home Loan Interest Rate of the Home Loans
                                             Beginning      Ending
                                                  13.838%      13.840%


xi)  Performance information in Servicer's Monthly Remittance Report
     61+ Day Delinquency Amount                             252439.58
     61+ Day Delinquency Percentage (Rolling Six Month)          0.00
     Net Delinquency Calculation Amount                          0.00


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      FINANCIAL ASSET SECURITIES CORPORATION

                             By /s/ Lynn Steiner
                             Name:  Lynn Steiner
                             Title: Assistant Vice President, First Trust of New York, National Association


Dated:         September 30, 1997